UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 5, 2016

AuraSource, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-28585	68-0427395
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1490 South Price Road, Suite 210C Chandler, AZ	85286
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (480) 292-7179

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 5, 2016, Capitan Precious Metals, Inc. (OTCQB: ECPN) announced that it has executed an agreement with AuraSource, Inc. for the sale of up to 600,000 metric tons of head ore over the next 12 months. The agreement is contingent upon right of way road access and AuraSource’s ability to secure its buyer and financing for the prepayments to El Capitan.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

99.1	Press release issued by El Capitan Precious Metals, Inc. dated October 5, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AuraSource, Inc.

October 7, 2016

/s/ Eric Stoppenhagen

Name: Eric Stoppenhagen

Title: Chief Financial Officer